MUNDER BALANCED FUND

Class A, B, C, K, R & Y Shares

Supplement Dated April 4, 2006

to Prospectus Dated October 31, 2005

Investors are advised that Joseph W. Skornicka is now responsible for investment decisions for the large-cap value segment of the Fund, replacing John S. Adams, who was promoted to Chief Investment Officer. In addition, Thomas R. Wald has been added to the portfolio management team to manage a newly added health care segment for the Fund.

Joseph W. Skornicka, CFA, Senior Portfolio Manager, has been a member of the team responsible for managing MCM’s Large-Capitalization Value and Core Value investment disciplines and the Munder Large-Cap Value Fund since 2004. He also provides idea generation and research support in the financial services sector for other MCM equity disciplines. Mr. Skornicka rejoined MCM in November 2004, having previous experience at the firm as a Senior Equity Analyst specializing in financial services and as a member of the portfolio management team for the Munder Framlington Global Financial Services Fund. Mr. Skornicka was a Vice President and Portfolio Manager at INVESCO—Denver from 2001 to 2004, where he served as lead manager of INVESCO’s Financial Services Fund and financial services sector manager of the INVESCO Multi-Sector Fund. Mr. Skornicka originally joined MCM in 1995.

Thomas R. Wald, CFA, Senior Portfolio Manager, has been a member of the team responsible for managing MCM’s health care investment discipline, including the Munder Healthcare Fund, since 2005. He also provides idea generation and research support in the health care sector for other MCM equity disciplines. Mr. Wald rejoined MCM in January 2005, having previous experience at the firm as a Senior Equity Analyst specializing in health care. Mr. Wald was a Senior Vice President and Portfolio Manager at INVESCO—Denver from 1997 to 2004, where he served as lead manager of INVESCO’s Health Sciences and Advantage Health Sciences Funds (2001-2004), and co-manager of INVESCO’s Dynamics Fund (1997-2000). Mr. Wald originally joined MCM in 1995.

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MUNDER LARGE-CAP VALUE FUND

Class A, B, C, K & Y Shares

Supplement Dated April 4, 2006

to Prospectus Dated October 31, 2005

Investors are advised of the following changes to the roles of the Fund’s portfolio managers, John S. Adams, John F. Kreiter and Joseph W. Skornicka, in managing the Fund. Mr. Adams has been promoted to Chief Investment Officer of Munder Capital Management. While Mr. Adams will remain on the portfolio management team, Mr. Skornicka and Mr. Kreiter will have increased responsibilities in identifying potential investments for the Fund. Final investment decisions for the Fund will continue to be based on consensus, but where a clear consensus is not obtainable, Mr. Skornicka will have final authority on investment decisions.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE